Redeemable Convertible Notes	12 Months Ended
Sep. 01, 2016
Temporary Equity [Abstract]
Redeemable Convertible Notes
Redeemable Convertible Notes

Under the terms of the indentures governing the 2033 Notes, upon conversion, we would be required to pay cash equal to the lesser of (1) the aggregate principal amount or (2) the conversion value of the notes being converted. To the extent the conversion value exceeds the principal amount, we could pay cash, shares of common stock, or a combination thereof, at our option, for the amount of such excess. The 2033 Notes were convertible at the option of the holders as of September 3, 2015 and the aggregate difference between the principal amount and the carrying value of $49 million was classified as redeemable convertible notes in the accompanying consolidated balance sheet. Due to declines in the trading price of our common stock during 2016, the closing price of our common stock did not meet or exceed the thresholds for the calendar quarter ended June 30, 2016; therefore, the 2033 Notes were not convertible by the holders during the calendar quarter ended September 30, 2016. As a result, in 2016, the 2033 Notes were classified as noncurrent debt and the aggregate difference between the principal amount and the carrying value were reclassified from redeemable convertible notes to additional capital.

The closing price of our common stock exceeded the thresholds for the calendar quarter ended September 30, 2016; therefore, the 2033 Notes, as well as the 2032 Notes, are convertible by the holders through December 31, 2016.